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EXHIBIT 23.3

CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference of our firm under the caption "Experts" and the use of our report dated January 30, 2003, with respect to the financial statements of Overture Services, Inc. incorporated by reference in the Registration Statement (Form S-4 No. 333-xxxxx) and related Prospectus of Yahoo! Inc. for the registration of 50,290,312 shares of common stock.

/S/ ERNST AND YOUNG LLP Los Angeles, CA August 8, 2003

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  EXHIBIT 23.3
CONSENT OF INDEPENDENT AUDITORS